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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2001

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                                                 76-0291058
(STATE OF INCORPORATION                                       (I.R.S. EMPLOYER
   OR ORGANIZATION)                                       IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On January 18, 2001, TEPPCO Partners, L.P. (the "Partnership") publicly announced its results of operations for the year ended December 31, 2000. The purpose of this report is to file the press release containing such announcement under the Securities Exchange Act of 1934, as amended, so that such announcement may be incorporated by reference in the Partnership's Registration Statements under the Securities Act of 1933.

ITEM 7.  STATEMENTS AND EXHIBITS

         (c) EXHIBITS:

              Exhibit
              Number       Description

                99.1 Press release of TEPPCO Partners, L.P., dated January 18, 2001.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TEPPCO Partners, L.P.
                                (Registrant)

                                By: Texas Eastern Products Pipeline Company, LLC
                                    General Partner

                                            /s/ CHARLES H. LEONARD
                                    --------------------------------------------
                                                Charles H. Leonard
                                    Sr. Vice President, Chief Financial Officer
                                                   and Treasurer





Date: January 24, 2001


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                                 EXHIBIT INDEX


EXHIBIT
 NUMBER        DESCRIPTION
-------        -----------

  99.1         Press release of TEPPCO Partners, L.P., dated January 18, 2001.
